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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  June 4, 2001


                       LONE STAR TECHNOLOGIES, INC.
           (Exact name of registrant as specified in its charter)


              Delaware                   1-12881              75-2085454
    (State or other jurisdiction       (Commission           (IRS Employer
          of incorporation)            File Number)       Identification No.)


                         15660 North Dallas Parkway
                                 Suite 500
                            Dallas, Texas  75248
        (Address, including zip code, of principal executive offices)

     Registrant's telephone number, including area code:  (972) 770-6401


                               Not applicable

        (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

        On June 4, 2001, Lone Star Technologies, Inc. ("Lone Star") announced in a press release (the "Press Release") that the collective bargaining agreement between Lone Star Steel Company, an operating subsidiary of Lone Star, and the United Steelworkers of America, which was to expire on June 1, 2001, has been extended by the parties and that management and union representatives are continuing their discussions in an effort to reach a new agreement.

        The foregoing is qualified by reference to the Press Release which is filed as an exhibit to this Report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

        Not applicable.

        (b)     PRO FORMA FINANCIAL INFORMATION.

        Not applicable.

        (c)     EXHIBITS.

                99.1 Press Release dated June 4, 2001, announcing extension of collective bargaining agreement between Lone Star Steel Company and the United Steelworkers of America.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LONE STAR TECHNOLOGIES, INC.

                                        By: /s/ Charles J. Keszler
                                        ---------------------------------------
                                                Charles J. Keszler
                                                Vice President and
                                                Chief Financial Officer

Date: June 4, 2001

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                               INDEX TO EXHIBITS

Item
Number  Exhibit
------  -------

99.1 Press Release dated June 4, 2001, announcing extension of collective bargaining agreement between Lone Star Steel Company and the United Steelworkers of America.